REVENUE	12 Months Ended
Dec. 31, 2020
Revenue from Contract with Customer [Abstract]
REVENUE
3. REVENUE

Disaggregation of Revenue
The Company’s revenue presented as “Sales” in the Consolidated Statements of Operations and Comprehensive Income is derived from contracts with customers for the sale of the Company’s products.
The Company’s sales by product category for its historical segments were as follows (in millions):

	Year Ended December 31,
	2020	2019	2018
Historic Office Segment
Office Systems	$359.1	$449.4	$439.2
Seating	101.0	131.2	131.0
Files and Storage	82.1	104.9	92.0
Ancillary	201.0	134.4	91.9
Other	32.5	53.9	43.0
Total Historical Office Segment	$775.7	$873.8	$797.1
Lifestyle Segment
Studio	374.8	439.9	395.2
Coverings	85.9	114.4	110.0
Total Lifestyle Segment	$460.7	$554.3	$505.2
Total Sales	$1,236.4	$1,428.1	$1,302.3
Contract Balances
The Company’s contract assets consist of customer receivables which are included on the Consolidated Balance Sheets. These amounts represent the amount of consideration the Company expects to be entitled to in exchange for the goods delivered to its customers.
When the Company receives deposits, the recognition of revenue is deferred and results in the recognition of a contract liability (Customer deposits) which is included in Other current liabilities on the Consolidated Balance Sheets. Subsequent recognition of revenue and discharge of the contract liability typically occurs within a year of a deposit receipt, as the Company’s standard contract is less than one year. As of December 31, 2020 and 2019, the contract liability related to customer deposits was $33.8 million and $32.5 million, respectively. The Company recognized revenues that were included in the contract liability at the beginning of 2020 and 2019 of $31.9 million and $31.1 million, respectively.